UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2008

A. H. BELO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33741 (Commission File Number)	38-3765318 (I.R.S. Employer Identification No.)

P. O. Box 224866
Dallas, Texas	75222-4866
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 977-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On February 8, 2008, A. H. Belo Corporation (the “Company”) announced that it completed its spin-off from Belo Corp. and that shares of the Company began regular trading on February 11, 2008 on the New York Stock Exchange under the symbol “AHC.” The spin-off was effectuated as a distribution by Belo Corp. (“Belo”) of all of the outstanding shares of common stock of the Company to the shareholders of Belo (the “Distribution”). A copy of the press release announcing the completion of the transaction is furnished herewith as Exhibit 99.1 hereto.
     The Distribution was effected pursuant to the Separation and Distribution Agreement, dated as of February 8, 2008, between Belo and the Company (the “Separation and Distribution Agreement”). A description of the Separation and Distribution Agreement is included in the section entitled “Relationships Between Belo and A. H. Belo Following the Distribution— Separation and Distribution Agreement” of the information statement filed as Exhibit 99.1 to A. H. Belo’s Registration Statement on Form 10, as amended (the “Information Statement”), and incorporated herein by reference. A copy of the Separation and Distribution Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.
     In connection with the Distribution, the Company entered into certain other agreements to govern the terms of the Distribution and to define the ongoing relationship between the Company and Belo following the Distribution, allocating responsibility for obligations arising before and after the Distribution, including obligations relating to taxes, employees, liabilities and certain transition services. Those agreements include:
•	The Tax Matters Agreement, dated as of February 8, 2008, between Belo and the Company (the “Tax Matters Agreement”). A description of the Tax Matters Agreement is included in the section entitled “Relationships Between Belo and A. H. Belo Following the Distribution—Tax Matters Agreement” of the Information Statement and incorporated herein by reference. A copy of the Tax Matters Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

•	The Employee Matters Agreement, dated as of February 8, 2008, between Belo and the Company (the “Employee Matters Agreement”). A description of the Employee Matters Agreement is included in the section entitled “Relationships Between Belo and A. H. Belo Following the Distribution—Employee Matters Agreement” of the Information Statement and incorporated herein by reference. A copy of the Employee Matters Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

•	The Services Agreement, dated as of February 8, 2008, between Belo and the Company (the “Services Agreement”). A description of the Services Agreement is included in the section entitled “Relationships Between Belo and A. H. Belo Following the Distribution—Services Agreement” of the Information Statement and incorporated herein by reference. A copy of the Services Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

     In connection with its separation from Belo, the Company also entered into certain other employment and employee benefit-related agreements, including the A. H. Belo Savings Plan effective February 5, 2008, the A. H. Belo 2008 Incentive Compensation Plan effective February 8, 2008, the A. H. Belo Pension Transition Supplement Restoration Plan effective January 1, 2008, and the A. H. Belo Corporation Change in Control Severance Plan, which are filed as Exhibits 10.4, 10.5, 10.6 and 10.7, respectively, hereto and incorporated herein by reference.

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 11, 2008, George F. Finfrock was named Vice President/Corporate Controller of the Company and serve as the Company’s principal accounting officer. Mr. Finfrock joins the Company with over twelve years of accounting and finance experience, including positions as a corporate controller with both public and private companies. Prior to joining the Company, Mr. Finfrock was corporate controller for Choice Homes, Inc., a privately-owned homebuilder located in Arlington, Texas. His positions prior to that were vice president and corporate controller of Home Interiors & Gifts, Inc., a privately-owned home décor products company, from 2005 to 2006, director of finance for Bombardier Aerospace Corporation, a division of the publicly-traded Bombardier, Inc., from 2004 to 2005, and controller of The Heritage Organization, a privately-owned financial services company, from 1998 to 2003. Mr. Finfrock also has six years of experience in audit-related functions with public accounting firms. He received a Bachelor of Science in accounting from the University of Baltimore in 1988 and is a certified public accountant. His 2008 base salary is $150,000, with a target bonus opportunity set at 15% of his base salary.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

2.1	Separation and Distribution Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008
10.1	Tax Matters Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008
10.2	Employee Matters Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008
10.3	Services Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008
10.4	A. H. Belo Savings Plan effective February 5, 2008
10.5	A. H. Belo 2008 Incentive Compensation Plan effective February 8, 2008
10.6	A. H. Belo Pension Transition Supplement Restoration Plan effective January 1, 2008
10.7	A. H. Belo Corporation Change in Control Severance Plan
99.1	Press Release dated February 8, 2008

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 12, 2008	A. H. BELO CORPORATION
	By:	/s/ Alison K. Engel
Alison K. Engel
Senior Vice President/Chief Financial Officer

EXHIBIT INDEX

2.1	Separation and Distribution Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008
10.1	Tax Matters Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008
10.2	Employee Matters Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008
10.3	Services Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008
10.4	A. H. Belo Savings Plan effective February 5, 2008
10.5	A. H. Belo 2008 Incentive Compensation Plan effective February 8, 2008
10.6	A. H. Belo Pension Transition Supplement Restoration Plan effective January 1, 2008
10.7	A. H. Belo Corporation Change in Control Severance Plan
99.1	Press Release dated February 8, 2008